PREFERRED INCOME OPPORTUNITY FUND
INCORPORATED

Dear Shareholder:

     Fiscal 2000 was sort of a "betwixt and between" year for the Preferred Income Opportunity Fund. The results were better than we would normally have expected given market conditions during the year, but they were not as good as we would like. The total returns earned on net asset value and market value were 5.9% and 3.8%, respectively.

     The behavior of the domestic taxable fixed income markets in fiscal 2000 was, in a word, bizarre. Long term U.S. Treasury bonds far outdistanced the field with total percentage returns in the low to mid-teens. High yield bonds (junk bonds, if you prefer) brought up the rear with returns that frequently dipped into the negative teens. Most other categories of investment quality fixed income securities ended up in between with single digit positive returns.

     At the risk of oversimplifying, these diverse market trends reflect the "push-pull" effect of two main forces. First, the likelihood that federal budget surpluses would shrink the supply of U.S. Treasury bonds caused bond investors to bid up their prices (and push down their yields), especially in the first half of the fiscal year. Second, signs of a slowdown in economic growth surfaced later in the year, suggesting an increase in credit risks. This caused investors to demand still larger margins of additional yield from fixed income securities other than Treasury bonds. The following graph illustrates the impact of these trends over the fiscal year on the yields of preferreds and Treasury bonds, the two market sectors that impact the Fund the most.

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  CUMULATIVE CHANGES IN YIELDS OF PREFERREDS AND TREASURY BONDS SINCE 11/30/99

                Hybrid      Traditional       30 Year
              Preferreds     Preferreds    Treasury Bonds
11/30/1999       0              0               0
12/03/1999      -0.019          0               0.03
12/10/1999      -0.121         -0.05           -0.07
12/17/1999       0.112          0.2             0.15
12/24/1999       0.179          0.3             0.25
12/31/1999       0.175          0.3             0.25
 1/07/2000       0.202          0.3             0.32
 1/14/2000       0.281          0.4             0.46
 1/21/2000       0.271          0.4             0.48
 1/28/2000       0.098          0.35            0.21
 2/04/2000       0.104          0.3             0.02
 2/11/2000       0.311          0.5             0.05
 2/18/2000       0.167          0.35           -0.08
 2/25/2000       0.169          0.4            -0.08
 3/03/2000       0.15           0.4            -0.1
 3/10/2000       0.367          0.3            -0.06
 3/17/2000       0.252          0.25           -0.23
 3/24/2000       0.25           0.2            -0.23
 3/31/2000       0.187          0.1            -0.39
 4/07/2000       0.159          0.1            -0.53
 4/14/2000       0.348          0.3            -0.44
 4/20/2000       0.384          0.35           -0.41
 4/28/2000       0.533          0.55           -0.27
 5/05/2000       0.903          0.85           -0.04
 5/12/2000       0.969          0.85           -0.03
 5/19/2000       1.04           0.85           -0.02
 5/26/2000       0.86           0.75           -0.17
 6/02/2000       0.715          0.65           -0.29
 6/09/2000       0.625          0.6            -0.33
 6/16/2000       0.583          0.45           -0.36
 6/23/2000       0.747          0.6            -0.19
 6/30/2000       0.625          0.4            -0.33
 7/07/2000       0.594          0.35           -0.36
 7/14/2000       0.595          0.35           -0.35
 7/21/2000       0.475          0.25           -0.44
 7/28/2000       0.458          0.25           -0.45
 8/04/2000       0.389          0.2            -0.52
 8/11/2000       0.396          0.2            -0.52
 8/18/2000       0.365          0.2            -0.54
 8/25/2000       0.319          0.2            -0.56
 9/01/2000       0.296          0.15           -0.57
 9/08/2000       0.318          0.15           -0.53
 9/15/2000       0.467          0.25           -0.33
 9/22/2000       0.439          0.25           -0.32
 9/29/2000       0.371          0.2            -0.35
10/06/2000       0.411          0.2            -0.38
10/13/2000       0.482          0.2            -0.42
10/20/2000       0.482          0.15           -0.5
10/27/2000       0.489          0.15           -0.49
11/03/2000       0.609          0.25           -0.37
11/10/2000       0.583          0.3            -0.36
11/17/2000       0.566          0.25           -0.45
11/24/2000       0.506          0.25           -0.56
12/01/2000       0.477          0.25           -0.59

     The Fund's portfolio of preferreds actually performed very well despite the rise in preferred yields to historically very wide levels over Treasuries. However, the superior performance of our holdings of preferreds was offset by the drag of losses on the Fund's hedges. Our hedges presume that preferreds and Treasuries will move more or less "in sync", but the foregoing chart clearly indicates that they did not. (See the Q&A Section for a further discussion of hedging.) When all was said and done, the returns on the Fund's portfolio INCLUDING THE HEDGES pretty much mirrored the generally uninspiring performance of the preferred market.

     The table below shows the "bottom line" for the Fund in terms of its total return on net asset value for various time periods ending on November 30, 2000. As in past years, we have compared those results to the returns from a Lipper composite of investment grade closed-end bond funds. Although the investment strategies that we use in the Fund typically differ significantly from those of the bond funds, we believe that Preferred Income Opportunity Fund provides a superior way of accomplishing a similar investment objective.

--------------------------------------------------------------------------------
                   TOTAL RETURN PER YEAR ON NET ASSET VALUE(1)
                           FOR PERIODS ENDED 11/30/00
                                                        ONE     FIVE    LIFE OF
                                                       YEAR     YEARS   FUND(2)
                                                       ----     -----   -------
  Preferred Income Opportunity Fund ................   5.1%     7.0%     9.5%
  Lipper Composite of Investment Grade Bond Funds(3)   7.6%     6.2%     7.0%

----------------
(1) Based on monthly data provided by Lipper Inc. Distributions are assumed to be reinvested at NAV in accordance with Lipper's practice, which differs from the procedures used elsewhere in this report.
(2)  Since inception on February 13, 1992.
(3) Includes all U.S. Government bond, mortgage bond and term trust, and investment grade bond funds in Lipper's closed-end fund database at each point in time.
--------------------------------------------------------------------------------

     Over the long pull, the Fund has been a better alternative to higher quality closed-end bond funds. However, the bond funds have been tough competition more recently. To some extent, this reflects the strength of the government bond market since two-thirds of the bond funds are concentrated in securities issued or guaranteed by the U.S. Treasury or federal agencies.

     Income is what Preferred Income Opportunity Fund is all about. The graph below shows that the Fund's income (represented by the solid line) has performed remarkably well over the years. Income has generally managed to hold up pretty well when the interest rate on long term Treasury bonds (the dotted line) has gone down. In contrast, when the Treasury interest rate has increased, the Fund has typically shared in the increase. The Fund's stated mission calls for us to seek this kind of result. We have succeeded!

                               [GRAPHIC OMITTED]
             EDGAR REPRESENTATION OF DATA POINTS IN PRINTED GRAPHIC

           PREFERRED INCOME OPPORTUNITY FUND MONTHLY DIVIDEND INCOME
                 ON A 1,000 SHARE ($12,500) INITIAL INVESTMENT

       MONTHLY DIVIDEND      30 YEAR
            INCOME        TREASURY YIELD

Jan-92                        7.76
Feb-92                        7.79
Mar-92                        7.96
Apr-92                        8.03
May-92       82.5             7.84
Jun-92       82.5             7.78
Jul-92       82.5             7.46
Aug-92       82.5             7.41
Sep-92       82.5             7.38
Oct-92       82.5             7.62
Nov-92       82.5             7.6
Dec-92       82.5             7.39
Jan-93       83.14            7.19
Feb-93       83.14            6.9
Mar-93       83.14            6.92
Apr-93       83.14            6.93
May-93       83.14            6.98
Jun-93       83.14            6.67
Jul-93       83.14            6.56
Aug-93       83.14            6.09
Sep-93       83.14            6.02
Oct-93       83.14            5.97
Nov-93       83.14            6.3
Dec-93       83.14            6.35
Jan-94       79.87            6.24
Feb-94       79.87            6.66
Mar-94       79.87            7.09
Apr-94       79.87            7.3
May-94       85.89            7.43
Jun-94       85.89            7.61
Jul-94       85.89            7.39
Aug-94       85.89            7.48
Sep-94       85.89            7.82
Oct-94       85.89            7.96
Nov-94       89.17            7.94
Dec-94       89.17            7.88
Jan-95       88.36            7.73
Feb-95       88.36            7.55
Mar-95       88.36            7.43
Apr-95       88.36            7.33
May-95       88.36            6.63
Jun-95       83.83            6.54
Jul-95       83.83            6.9
Aug-95       83.83            6.61
Sep-95       83.83            6.5
Oct-95       83.83            6.36
Nov-95       83.83            6.08
Dec-95       78.73            5.95
Jan-96       78.73            6.05
Feb-96       78.73            6.36
Mar-96       78.73            6.67
Apr-96       78.73            6.83
May-96       83.83            7
Jun-96       83.83            6.95
Jul-96       83.83            7.01
Aug-96       83.83            7.12
Sep-96       83.83            6.9
Oct-96       83.83            6.81
Nov-96       83.83            6.51
Dec-96       83.83            6.6
Jan-97       84.06            6.79
Feb-97       84.06            6.8
Mar-97       84.06            7.09
Apr-97       84.06            6.89
May-97       84.06            6.98
Jun-97       84.06            6.74
Jul-97       84.06            6.45
Aug-97       84.06            6.61
Sep-97       84.06            6.3
Oct-97       84.06            6.15
Nov-97       84.06            6.04
Dec-97       84.06            5.95
Jan-98       79.79            5.9
Feb-98       79.79            6.02
Mar-98       79.79            5.93
Apr-98       79.79            5.95
May-98       79.79            5.8
Jun-98       79.79            5.62
Jul-98       79.79            5.72
Aug-98       79.79            5.26
Sep-98       79.79            4.98
Oct-98       79.79            5.15
Nov-98       79.79            5.07
Dec-98       79.79            5.09
Jan-99       81.35            5.09
Feb-99       81.35            5.58
Mar-99       81.35            5.62
Apr-99       81.35            5.66
May-99       81.35            5.82
Jun-99       88.18            5.97
Jul-99       88.18            6.1
Aug-99       88.18            6.06
Sep-99       88.18            6.05
Oct-99       88.18            6.16
Nov-99       88.18            6.29
Dec-99       88.18            6.48
Jan-2000     88.45            6.49
Feb-2000     88.45            6.15
Mar-2000     88.45            5.84
Apr-2000     88.45            5.96
May-2000     88.45            6.02
Jun-2000     88.45            5.89
Jul-2000     88.45            5.79
Aug-2000     88.45            5.67
Sep-2000     88.45            5.88
Oct-2000     88.45            5.79
Nov-2000     88.45            5.59

     The allocation of the Fund's portfolio among major market sectors, illustrated by the pie chart on the following page, did not change significantly over the year. Just below that radar screen, however, some meaningful moves between institutional and retail oriented hybrid preferreds took place within the hybrid preferreds sector. In addition, the Fund was able to take advantage of numerous mispricings and out-of-line values at the "nitty gritty" level, which were part of the fallout from the generally sloppy conditions in the preferred market. All of this contributed to the superior performance of our preferred portfolio (before hedging) mentioned previously.

                               [GRAPHIC OMITTED]
             EDGAR REPRESENTATION OF DATA POINTS IN PRINTED GRAPHIC

                      PORTFOLIO ALLOCATION AS OF 11/30/00

Adjustable Rates                 10.9
Traditional Fixed Rates          42.6
Common Stock                      0.3
Hybrid Preferreds                43.8
Cash & Other                      2.4

     We will be spending some time in the next few months working with Moody's Investors Services on revising the Fund's corporate Articles regarding the shares of Money Market Cumulative Preferred(TRADE MARK) stock ("MMP") that the Fund has issued for leverage. Moody's recently announced its intention to restructure the scale on which it rates preferred stocks in order to make those ratings more consistent with its ratings on bonds. Moody's has also stated that the planned changes are not meant to indicate any change in its view of the investment quality of preferreds. Nonetheless, the revisions of the rating scale could adversely affect the Fund and its MMP unless certain changes, which must be approved by Moody's, are made to the Fund's Articles. Moody's analysts have acknowledged that this potential impact on the Fund was not intended and have indicated a willingness to work with us to solve the problem.

     Have you visited our web site at WWW.PREFERREDINCOME.COM? Our shareholders that have say the web site is a great source for up-to-date information on the Fund. We would really like to hear what you think.

     We urge you to read the following Questions and Answers section, which contains additional important information on the Fund.

                                                                      Sincerely,

                                      /S/ SIGNATURE OMITTED - ROBERT T. FLAHERTY

                                                              Robert T. Flaherty
                                                           CHAIRMAN OF THE BOARD

December 28, 2000

                               QUESTIONS & ANSWERS

HAS THE FUND'S HEDGING STRATEGY CHANGED?

     If you will forgive us, the most accurate answer is "Yes and no!". Through the end of fiscal 2000, our hedges consisted exclusively of purchased put options on Treasury bond futures contracts, just as they always have. Last summer, the Fund's Board of Directors also approved the purchase of options on interest rate swaps (called "swaptions") as an additional hedging tool. So far, however, we have not bought any swaptions.

     We should never expect a hedge to be any better than the price at which we enter into it. The disappointing performance of Treasury based hedges early in the year caused a mad scramble among hedgers to find alternative hedges, with interest rate swaps being a primary object of their attention. Naturally, the perception that "the grass was greener on the other side of the hill" was promptly reflected in market prices. As things turned out, one of our best decisions of the year was to avoid that bandwagon and to stick with our Treasury hedges, which functioned relatively efficiently in the second half of the year.

     We expect to purchase swaptions at times in the future, but only when it appears that "the price is right".

WHAT DO SWAPTIONS ADD TO THE FUND'S HEDGING STRATEGY?

     Two alternatives are almost always better than one. Subject to numerous conditions, interest rate swaps (and, therefore, swaptions) should track reasonably closely the value of corporate bonds as interest rates change. Our traditional Treasury based hedges are naturally more likely to follow the path of Treasury bonds. Being able to choose between the two alternatives gives us another way to attempt to manage tracking discrepancies between our hedges and the preferred portfolio.

     Further discussions of the valuation and risks of hedge instruments appear in Footnotes 1 and 7 to the financial statements on pages 18 and 22 of this report.

WHY WAS THERE NO SPECIAL YEAR-END DISTRIBUTION THIS YEAR?

     In fiscal 2000, the Fund did not realize net long-term capital gains, which are the primary source of special year-end distributions. Accordingly, the regular monthly dividend of 6.8 cents per share was paid in December and has been continued for January, 2001. As detailed more fully in the Tax Information section of this report, the Fund has a long-term capital loss carryforward, which may result in tax savings to the shareholders in future years.

WHAT IS THE DISCOUNT FROM NET ASSET VALUE ON THE FUND'S SHARES?

     The graph below tells the story. The range for the discount has typically been in the upper single digits recently.

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       PREFERRED INCOME OPPORTUNITY FUND
                    PREMIUM/DISCOUNT OF MARKET PRICE TO NAV


Premium/Discount

2/21/92             7.2642
2/28/92             8.0508
3/6/92              8.7416
3/13/92             9.7973
3/20/92             8.1933
3/27/92             5.5602
4/3/92              5.384
4/10/92             7.0529
4/17/92             5.472
4/24/92             5.897
5/1/92              5.4591
5/8/92              5.3601
5/15/92             3.0612
5/22/92             2.4756
5/29/92             3.0719
6/5/92              1.8145
6/12/92             3.9984
6/19/92             3.5743
6/26/92             4.4201
7/3/92              4.7542
7/10/92             6.255
7/17/92             8
7/24/92             5.9153
7/31/92             6.4669
8/7/92              6.1321
8/14/92             6.2793
8/21/92             5.1402
8/28/92             5.3864
9/4/92              4.0856
9/11/92             6.8376
9/18/92             5.7165
9/25/92             5.3864
10/2/92             6.1964
10/9/92             6.7547
10/16/92            4.8951
10/23/92            1.8809
10/30/92            4.7377
11/6/92             1.8011
11/13/92            1.8809
11/20/92            4.0848
11/27/92            8.4385
12/4/92             6.2992
12/11/92            5.1494
12/18/92            6.9079
12/25/92            6.383
1/1/93              6.2092
1/8/93              6.7941
1/15/93             5.9495
1/22/93             4.3355
1/29/93             4.7542
2/5/93              4.8323
2/12/93             2.8355
2/19/93             2.0206
2/26/93             3.1029
3/5/93              4.7324
3/12/93             6.5066
3/19/93             3.0327
3/26/93             3.5966
4/2/93              5.1402
4/9/93              6.7547
4/16/93             5.7021
4/23/93             8.5271
4/30/93             6.5066
5/7/93              5.1312
5/14/93             6.0957
5/21/93             5.7021
5/28/93             4.4084
6/4/93              4.9692
6/11/93             5.6068
6/18/93             4.9692
6/25/93             4.1667
7/2/93              4.722
7/9/93              4.2456
7/16/93             3.6172
7/23/93             0.6839
7/30/93             3.0635
8/6/93              2.118
8/13/93             1.81
8/20/93             0.0755
8/27/93             3.6953
9/3/93              3.3058
9/10/93             4.0105
9/17/93             3.3835
9/24/93             2.4436
10/1/93             2.1364
10/8/93             2.6119
10/15/93            2.6257
10/22/93            2.459
10/29/93            0.8969
11/5/93             0
11/12/93           -1.0654
11/19/93           -2.8201
11/26/93           -1.7925
12/3/93            -0.7634
12/10/93           -3.3359
12/17/93           -3.3816
12/24/93           -4.311
12/31/93            2.492
1/7/94             -0.3623
1/14/94             1.5688
1/21/94            -2.2965
1/28/94            -3.769
2/4/94             -3.2322
2/11/94            -3.6145
2/18/94            -8.6345
2/25/94            -5
3/4/94             -3.9231
3/11/94            -3.155
3/18/94            -5.8494
3/25/94            -5.6225
4/1/94             -5.5646
4/8/94             -6.1224
4/15/94            -7.7112
4/22/94           -10.124
4/29/94           -11.4498
5/6/94             -7.7529
5/13/94            -6.3281
5/20/94            -6.3552
5/27/94            -3.1171
6/3/94             -6.8258
6/10/94            -2.8822
6/17/94            -4.5721
6/24/94            -3.9274
7/1/94             -4.0894
7/8/94             -4.4992
7/15/94            -4.9028
7/22/94            -2.9437
7/29/94            -3.2738
8/5/94             -2.2109
8/12/94            -3.0264
8/19/94            -2.6946
8/26/94            -3.477
9/2/94             -2.0443
9/9/94             -3.1842
9/16/94            -4.0948
9/23/94            -6.2772
9/30/94            -6.1955
10/7/94           -13.225
10/14/94          -11.4948
10/21/94          -14.0969
10/28/94          -10.3982
11/4/94            -7.8597
11/11/94           -9.7594
11/18/94           -9.8996
11/25/94           -7.7028
12/2/94            -4.0219
12/9/94            -8.6758
12/16/94           -7.3194
12/23/94           -6.0419
12/30/94           -8.5076
1/6/95             -0.0951
1/13/95            -1.4085
1/20/95            -3.0274
1/27/95            -6.1914
2/3/95             -1.1949
2/10/95            -3.1365
2/17/95            -7.0248
2/24/95            -3.758
3/3/95             -2.968
3/10/95            -5.853
3/17/95            -5.2347
3/24/95            -5.3376
3/31/95            -3.9341
4/7/95             -3.4091
4/14/95            -3.9331
4/21/95            -6.9028
4/28/95            -3.4142
5/5/95             -5.7626
5/12/95            -5.0086
5/19/95            -9.3264
5/26/95            -7.5255
6/2/95             -4.8117
6/9/95             -7.289
6/16/95            -7.0161
6/23/95            -7.4853
6/30/95            -6.8586
7/7/95             -6.9038
7/14/95            -8.6902
7/21/95           -10.8677
7/28/95            -9.1104
8/4/95             -9.7281
8/11/95           -10.1796
8/18/95           -10.11
8/25/95            -7.7955
9/1/95             -7.0593
9/8/95             -8.3333
9/15/95            -7.1016
9/22/95            -7.4853
9/29/95            -6.406
10/6/95            -7.1782
10/13/95          -10.0572
10/20/95           -9.0909
10/27/95          -10.124
11/3/95           -12.3165
11/10/95           -9.6201
11/17/95          -10.7143
11/24/95          -10.9337
12/1/95           -10.1373
12/8/95           -12.7668
12/15/95          -12.335
12/22/95          -12.6456
12/29/95          -14.5387
1/5/96            -11.9718
1/12/96           -12.7907
1/19/96           -13.1235
1/26/96           -11.4583
2/2/96            -12.335
2/9/96            -12.335
2/16/96           -12.7907
2/23/96           -13.0344
3/1/96            -11.2364
3/8/96            -14.6545
3/15/96           -15.0787
3/22/96           -14.8671
3/29/96           -15.149
4/5/96            -13.1514
4/12/96           -12.8631
4/19/96           -12.7907
4/26/96           -13.8289
5/3/96            -12.5729
5/10/96           -11.3036
5/17/96           -14.0753
5/24/96           -13.8638
5/31/96           -13.8638
6/7/96            -12.5514
6/14/96           -13.3663
6/21/96           -13.0075
6/28/96            -9.1837
7/5/96            -10.7884
7/12/96            -9.1095
7/19/96           -11.2245
7/26/96            -9.3904
8/2/96             -8.7591
8/9/96             -6.8826
8/16/96            -6.7315
8/23/96            -8.8115
8/30/96            -8.3608
9/6/96             -8.3608
9/13/96            -6.6092
9/20/96            -8.8862
9/27/96            -9.9099
10/4/96            -8.7591
10/11/96           -8.7591
10/18/96           -9.3473
10/25/96           -8.34
11/1/96            -7.9572
11/8/96            -9.3214
11/15/96           -7.2643
11/22/96           -5.8618
11/29/96           -6.0806
12/6/96            -7.9154
12/13/96           -8.1314
12/20/96          -10.086
12/27/96           -8.3665
1/3/97             -6.9255
1/10/97            -5.6225
1/17/97            -6.9255
1/24/97            -8.34
1/31/97            -6.7763
2/7/97             -6.2251
2/14/97            -5.5118
2/21/97            -6.449
2/28/97            -6.0522
3/7/97             -5.8085
3/14/97            -6.5421
3/21/97            -7.154
3/28/97            -7.154
4/4/97             -5.7345
4/11/97            -9.7331
4/18/97            -8.0595
4/25/97            -7.4803
5/2/97             -6.7164
5/9/97             -5.1994
5/16/97            -6.4692
5/23/97            -5.7345
5/30/97            -3.6215
6/6/97             -6.1533
6/13/97            -3.8462
6/20/97            -4.7344
6/27/97            -4.1795
7/4/97             -4.9847
7/11/97            -5.8478
7/18/97            -4.8606
7/25/97            -6.2969
8/1/97             -2.7256
8/8/97             -7.0053
8/15/97            -7.1456
8/22/97            -7.6705
8/29/97            -4.717
9/5/97             -5.8026
9/12/97            -6.5552
9/19/97            -5.5722
9/26/97            -4.9217
10/3/97            -2.9216
10/10/97           -4.9217
10/17/97           -5.0633
10/24/97           -5.7392
10/31/97           -4.7707
11/7/97            -4.4172
11/14/97           -3.775
11/21/97           -6.8755
11/28/97           -4.8411
12/5/97            -4.059
12/12/97           -6.5249
12/19/97           -6.4781
12/26/97           -4.5589
1/2/98             -1.7062
1/9/98             -1.9698
1/16/98            -1.8519
1/23/98            -6.2036
1/30/98            -4.7707
2/6/98             -5.303
2/13/98            -6.0427
2/20/98            -4.5589
2/27/98            -4.7707
3/6/98             -4.7312
3/13/98            -5.6777
3/20/98            -4.8713
3/27/98            -5.7904
4/3/98             -6.8182
4/10/98            -5.0807
4/17/98            -6.2042
4/24/98            -7.6809
5/1/98             -6.181
5/8/98             -5.4004
5/15/98            -7.1691
5/22/98            -6.6409
5/29/98            -6.4781
6/5/98             -6.4317
6/12/98            -6.2725
6/19/98            -5.7288
6/26/98            -6.0014
7/3/98             -5.754
7/10/98            -5.6178
7/17/98            -5.6346
7/24/98            -4.6533
7/31/98            -5.2612
8/7/98             -4.7228
8/14/98            -8.6364
8/21/98            -9.5395
8/28/98            -5.4004
9/4/98             -6.181
9/11/98            -4.8713
9/18/98            -3.9172
9/25/98            -4.0245
10/2/98            -5.5393
10/9/98            -7.442
10/16/98           -4.8507
10/23/98           -4.0632
10/30/98           -6.1562
11/6/98            -3.9553
11/13/98           -4.8105
11/20/98           -6.4146
11/27/98           -4.7797
12/4/98            -4.1298
12/11/98           -3.6323
12/18/98           -5.373
12/25/98           -1.3158
1/1/99             -1.9608
1/8/99             -2.9748
1/15/99            -3.9216
1/22/99            -6.2747
1/29/99            -6.768
2/5/99             -6.101
2/12/99            -8.8748
2/19/99            -9.37
2/26/99           -10.7847
3/5/99             -8.4646
3/12/99            -6.4961
3/19/99           -10.2237
3/26/99            -8.8849
4/2/99             -7.2421
4/9/99            -10.2918
4/16/99            -7.8113
4/23/99            -9.2982
4/30/99           -11.5613
5/7/99            -10.1469
5/14/99           -12.7676
5/21/99           -12.5596
5/28/99           -10.9275
6/4/99            -10.0719
6/11/99            -5.5755
6/18/99            -8.3534
6/25/99            -6.0226
7/2/99             -5.3183
7/9/99             -5.3183
7/16/99            -7.6131
7/23/99            -5.5829
7/30/99            -8.2852
8/6/99             -4.6434
8/13/99            -7.7955
8/20/99            -8.6379
8/27/99            -3.4468
9/3/99            -10.5657
9/10/99            -9.375
9/17/99            -6.8258
9/24/99            -4.0084
10/1/99            -7.7004
10/8/99            -8.601
10/15/99          -12.3087
10/22/99          -12.5427
10/29/99          -12.234
11/5/99           -11.9198
11/12/99          -12.5211
11/19/99           -8.2618
11/26/99           -9.7882
12/3/99            -9.7041
12/10/99           -8.0722
12/17/99          -11.1842
12/24/99          -12.1184
12/31/99           -3.5351
1/7/00             -0.2783
1/14/00            -3.8462
1/21/00            -9.9626
1/28/00           -10.4651
2/4/00             -9.2276
2/11/00            -8.4507
2/18/00           -10.3774
2/25/00            -9.6172
3/3/00            -10.2079
3/10/00            -8.5803
3/17/00           -10.5461
3/24/00           -12.7226
3/31/00           -13.6132
4/7/00            -10.4651
4/14/00            -8.9404
4/21/00            -7.8065
4/28/00            -6.401
5/5/00             -3.8462
5/12/00            -5.6604
5/19/00            -7.3383
5/26/00            -7.5924
6/2/00             -9.0462
6/9/00            -10.3682
6/16/00            -9.429
6/23/00            -7.7468
6/30/00            -8.4052
7/7/00             -9.0909
7/14/00            -8.9286
7/21/00            -9.6958
7/28/00            -9.2742
8/4/00             -9.1229
8/11/00            -8.7933
8/18/00           -10.4635
8/25/00           -10.4635
9/1/00            -11.0465
9/8/00            -11.1292
9/15/00            -8.3647
9/22/00           -11.8891
9/29/00           -11.5456
10/6/00            -8.9636
10/13/00           -9.2081
10/20/00           -8.9521
10/27/00           -7.2543
11/3/00            -7.3853
11/10/00           -7.4737
11/17/00           -9.6172
11/24/00           -9.3691
12/1/00            -9.2837
12/8/00            -9.0265
12/15/00           -9.1333
12/22/00           -6.7164
12/29/00           -2.7648

     Our web site at WWW.PREFERREDINCOME.COM offers a wide selection of up-to-date data on the Fund including the market value and net asset value of the shares and the discount.

--------------------------------------------------------------------------------
                                  Preferred Income Opportunity Fund Incorporated
                                                                  FINANCIAL DATA
                                                       PER SHARE OF COMMON STOCK
                                  ----------------------------------------------

                                                                      DIVIDEND
                               DIVIDEND   NET ASSET      NYSE       REINVESTMENT
                                 PAID       VALUE    CLOSING PRICE    PRICE (1)
                               --------   ---------  -------------  ------------
December 31, 1999 ..........   $0.5800     $10.82      $10.4375        $10.55
January 31, 2000 ...........    0.0680      10.76        9.6250          9.73
February 29, 2000 ..........    0.0680      10.61        9.5000          9.54
March 31, 2000 .............    0.0680      10.78        9.3125          9.59
April 30, 2000 .............    0.0680      10.35        9.6875          9.65
May 31, 2000 ...............    0.0680      10.08        9.1875          9.24
June 30, 2000 ..............    0.0680      10.44        9.5625          9.60
July 31, 2000 ..............    0.0680      10.57        9.5625          9.66
August 31, 2000 ............    0.0680      10.77        9.5625          9.62
September 30, 2000 .........    0.0680      10.74        9.5000          9.69
October 31, 2000 ...........    0.0680      10.55        9.7500          9.76
November 30, 2000 ..........    0.0680      10.68        9.5625          9.62
December 31, 2000 ..........    0.0680      10.67       10.3750         10.34

-----------------------------
(1) Whenever the net asset value per share of the Fund's common stock is less than or equal to the market price per share on the payment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of common stock will be purchased in the open market.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Preferred Income Opportunity Fund Incorporated
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 2000
----------------------------------------------

                                                  VALUE
SHARES/$ PAR                                     (NOTE 1)
------------                                     --------

PREFERRED STOCKS AND SECURITIES -- 97.3%
   ADJUSTABLE RATE PREFERRED STOCKS -- 10.9%
          BANKING -- 5.5%
             Bank One Corporation:
    28,486     Series B, Adj. Rate Pfd. ....  $  2,449,796*
     3,200     Series C, Adj. Rate Pfd. ....       292,800*
     7,000   Chase Manhattan Corporation,
               Series L,
               Adj. Rate Pfd. ..............       605,500*
    85,776   Citigroup Inc.,
               Series Q, Adj. Rate Pfd. ....     1,844,184*
     8,600   J.P. Morgan & Company, Inc.,
               Series A,
               Adj. Rate Pfd. ..............       653,600*
   104,500   Wells Fargo & Company, Series B,
               Adj. Rate Pfd. ..............     4,545,750*
                                              ------------
             TOTAL BANKING ADJUSTABLE RATE
              PREFERRED STOCKS .............    10,391,630
                                              ------------
          UTILITIES-- 5.4%
    30,000   Delmarva Power & Light,
               Adj. Rate Pfd. ..............     2,640,000*
             Niagara Mohawk Power Corporation:
    95,275     Series A, Adj. Rate Pfd. ....     2,238,962*
   179,125     Series B, Adj. Rate Pfd. ....     4,410,953*
    25,000     Series C, Adj. Rate Pfd. ....       615,625*
     6,800   Northern Indiana
               Public Service Company,
               Series A, Adj. Rate Pfd. ....       289,850*
                                              ------------
             TOTAL UTILITIES ADJUSTABLE RATE
              PREFERRED STOCKS .............    10,195,390
                                              ------------
             TOTAL ADJUSTABLE RATE
              PREFERRED STOCKS .............    20,587,020
                                              ------------
   FIXED RATE PREFERRED STOCKS AND SECURITIES -- 86.4%
          BANKING -- 18.7%
             ABN AMRO North America:
        50     LaSalle National Corporation,
               6.46% Pfd. 144A*** ..........        47,729*
             BancWest Corporation:
$6,500,000     First Hawaiian Capital I,
               8.343% 7/1/27 Capital Security,
               Series B ....................     5,829,785

                                                  VALUE
SHARES/$ PAR                                     (NOTE 1)
------------                                     --------

    48,925   Chase Manhattan Corporation,
               10.84% Pfd., Series C .......  $  1,319,507*
             Citigroup Inc.:
    84,970     5.864% Pfd., Series M .......     3,695,770*
    81,150     6.213% Pfd., Series G .......     3,689,890*
             Deutsche Bank AG:
$1,400,000     BT Capital Trust B,
               7.90% 1/15/27 Capital Security    1,258,187
     1,000   Firstar Realty LLC,
               8.875% Pfd. REIT, 144A*** ...       946,675
             First Union Corporation:
$1,500,000     First Union Capital II,
               7.95% 11/15/29 Capital Security   1,338,037
$1,885,000     First Union Institutional
               Capital II,
               7.85% 1/1/27 Capital Security     1,650,676
$3,075,000     First Union Institutional
               Capital I,
               8.04% 12/1/26 Capital Security    2,737,334
             GreenPoint Financial Corporation:
$2,500,000     GreenPoint Capital Trust I,
               9.10% 6/1/27 Capital Security     2,178,150
             HSBC USA, Inc.:
    52,400     $2.8575 Pfd. ................     2,265,776*
$3,385,000     Republic New York Capital II,
               7.53% 12/4/26 STOPS .........     2,932,104
$2,750,000   Keycorp Institutional Capital B,
               8.25% 12/15/26 Capital Security   2,517,377
             Summit Bancorp:
$1,000,000     Summit Capital Trust I,
               8.40% 3/15/27 Capital Security      958,680
$2,500,000   Wells Fargo & Company, Capital I,
               7.96% 12/15/26 Capital Security   2,370,787
                                              ------------
             TOTAL BANKING FIXED RATE
              PREFERRED STOCKS
              AND SECURITIES ...............    35,736,464
                                              ------------
          FINANCIAL SERVICES-- 15.8%
             Bear Stearns Companies, Inc.:
   176,820     5.49% Pfd., Series G ........     6,965,824*
    47,710     5.72% Pfd., Series F ........     1,944,660*

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  Preferred Income Opportunity Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                               NOVEMBER 30, 2000
                                  ----------------------------------------------

                                                  VALUE
SHARES/$ PAR                                     (NOTE 1)
------------                                     --------

PREFERRED STOCKS AND SECURITIES (CONTINUED)
   FIXED RATE PREFERRED STOCKS AND SECURITIES (CONTINUED)
          FINANCIAL SERVICES (CONTINUED)
$6,000,000   Countrywide Credit Capital I,
               8.00% 12/15/26
               Capital Security ............  $  5,263,950
             Household International, Inc.:
    10,000     $4.30 Pfd. ..................       616,450*
    58,000     Household Capital Trust IV,
               7.25% .......................     1,269,330
             Lehman Brothers Holdings, Inc.:
    49,650     5.67%, Series D .............     2,016,286*
   131,030     5.94% Pfd., Series C ........     5,574,671*
   125,850   USA Education, Inc., 6.97% Pfd.,
               Series A ....................     6,226,429*
                                              ------------
             TOTAL FINANCIAL SERVICES
              FIXED RATE PREFERRED STOCKS
              AND SECURITIES ...............    29,877,600
                                              ------------
          INSURANCE -- 8.9%
             Allstate Corporation:
$2,020,000     Allstate Financing II,
               7.83% 12/1/45 Capital Security    1,853,007
             Conseco, Inc.:
    32,250     Conseco Financing Trust I,
               9.16% 11/30/26 ..............       417,476
    25,000     Conseco Financing Trust VI,
               9.00% 12/31/28 ..............       323,250
    24,750     Conseco Financing Trust V,
               8.70% 9/30/28 ...............       317,914
        15   Prudential Human Resources
               Management Company, Inc.,
               6.30% Private Placement, Sinking
               Fund Pfd., Series A .........     1,516,565*
             SAFECO Corporation:
$2,300,000     SAFECO Capital Trust I,
               8.072% 7/15/37 Capital Security   1,867,933

                                                  VALUE
SHARES/$ PAR                                     (NOTE 1)
------------                                     --------

             The St. Paul Companies, Inc.:
$6,700,000     MMI Capital Trust I, 7.625%
               12/15/27 Capital Security,
               Series B ....................  $  6,064,203
             UnumProvident Corporation:
$5,889,000     Provident Financing Trust I,
               7.405% 3/15/38
               Capital Security ............     4,464,804
                                              ------------
             TOTAL INSURANCE FIXED RATE
              PREFERRED STOCKS
              AND SECURITIES ...............    16,825,152
                                              ------------
          OIL AND GAS-- 8.7%
    11,400   Anadarko Petroleum Corporation,
               5.46% Pfd. ..................       966,720*
    45,100   Apache Corporation,
               5.68% Pfd., Series B ........     3,958,427*
             Coastal Corporation, The:
    53,500     Coastal Finance I,
               8.375% TOPrS ................     1,296,305
     3,200   EOG Resources, Inc.,
               7.195% Pfd., Series B, 144A***    3,388,768*
             Kinder Morgan, Inc.:
$3,750,000     KN Capital Trust III,
               7.63% 4/15/28 Capital Security    3,262,387
    30,000   LASMO America Ltd.,
               8.15% Pfd. 144A*** ..........     3,251,850*
    19,100   Ultramar Diamond
               Shamrock Corporation,
               UDS Capital I, 8.32% TOPrS ..       427,172
                                              ------------
             TOTAL OIL AND GAS FIXED RATE
              PREFERRED STOCKS
              AND SECURITIES ...............    16,551,629
                                              ------------
          MISCELLANEOUS INDUSTRIES -- 2.9%
        32   BHP Operations,
               6.76% Pfd. 144A*** ..........     3,218,349*
     3,000   E.I. Du Pont de Nemours
               and Company,
               $4.50 Pfd., Series B ........       206,505*

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Preferred Income Opportunity Fund Incorporated
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2000
----------------------------------------------

                                                  VALUE
SHARES/$ PAR                                     (NOTE 1)
------------                                     --------

PREFERRED STOCKS AND SECURITIES (CONTINUED)
  FIXED RATE PREFERRED STOCKS AND SECURITIES (CONTINUED)
        MISCELLANEOUS INDUSTRIES (CONTINUED)
    57,600   Farmland Industries, Inc.,
               8.00% Pfd. 144A*** ..........  $  1,552,896*
     9,520   Viad Corporation,
               $4.75 Sinking Fund Pfd. .....       496,040*
                                              ------------
             TOTAL MISCELLANEOUS INDUSTRIES
              FIXED RATE PREFERRED STOCKS
              AND SECURITIES ...............     5,473,790
                                              ------------
          UTILITIES -- 31.4%
             Alabama Power Company:
     4,474     4.60% Pfd. ..................       333,492*
     1,852     4.72% Pfd. ..................       141,650*
       100     4.92% Pfd. ..................         7,973*
    95,200     5.20% Pfd. ..................     1,989,680*
    64,375   Appalachian Power Company,
               8.00% QUIDS, Series B .......     1,582,338
    10,000   Boston Edison Company,
               4.78% Pfd. ..................       784,100*
     1,428   Central Hudson Gas &
               Electric Corporation,
               4.35% Pfd., Series D, Pvt. ..        98,432*
             Central Power and Light Company:
   157,200     CPL Capital I,
               8.00% QUIPS, Series A .......     3,786,948
    12,450   Columbus Southern Power Company,
               7.92%, Jr. Sub. Debt., Series B     301,850
             Duke Energy Corporation:
     7,019     4.50% Pfd., Series C ........       499,156*
    10,003     7.85% Pfd., Series S ........     1,042,863*
             Entergy Arkansas, Inc.:
     1,000     $6.08 Pfd. ..................        86,295*
     3,050     4.56% Pfd., Series 1965 .....       197,381*
     2,840     4.56% Pfd. ..................       183,791*
    13,500     7.40% Pfd. ..................     1,379,903*
       150     7.80% Pfd. ..................        15,842*
     2,441   Entergy Gulf States, Inc.,
               $7.56 Pfd. ..................       249,665*

                                                  VALUE
SHARES/$ PAR                                     (NOTE 1)
------------                                     --------

             Entergy Louisiana, Inc.:
       299     5.16% Pfd. ..................  $     21,474*
     3,771     7.36% Pfd. ..................       381,135*
   175,000     8.00% Pfd., Series 92 .......     4,474,750*
     8,500   Entergy Mississippi, Inc.,
               7.44% Pfd. ..................       856,885*
             Florida Power & Light Company:
     4,654     4.35% Pfd., Series E, Pvt. ..       312,470*
     4,000     4.50% Pfd. ..................       282,140*
             Florida Progress Corporation:
    37,250     FPC Capital I,
               7.10% QUIPS, Series A .......       804,600
             Hawaiian Electric Company, Inc.:
    23,600     HECO Capital Trust I,
               8.05% QUIPS .................       550,824
    67,300   Indiana Michigan Power Company,
               7.60% Pfd., Series B ........     1,547,564
    12,000   Indianapolis Power &
               Light Company,
               5.65% Pfd. ..................     1,049,040*
     6,577   Jersey Central Power &
               Light Company,
               7.52% Sinking Fund Pfd.,
               Series K ....................       686,902*
    15,000   Mississippi Power Company,
               6.32% Pfd. ..................       375,150*
    20,000   Monongahela Power Company,
               $7.73 Pfd., Series L ........     2,080,900*
             Nevada Power Company:
    51,280     NVP Capital I,
               8.20% QUIPS, Series A .......     1,179,696
    32,700     NVP Capital III,
               7.75% TIPS ..................       739,020
     6,250   Niagara Mohawk Power Corporation,
               4.10% Pfd. ..................       369,844*
    76,200   Ohio Power Company,
               7.92% QUIDS, Series B .......     1,854,327
     6,000   PacifiCorp,
               $4.72 Pfd. ..................       445,530*
             PECO Energy Company:
     1,100     $4.30 Pfd., Series B ........        73,557*
     5,000     $4.40 Pfd., Series C ........       313,550*
$1,000,000     Capital Trust III,
               $7.38 4/6/28 Capital Security,
               Series D ....................       862,550

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  Preferred Income Opportunity Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                               NOVEMBER 30, 2000
                                  ----------------------------------------------

                                                  VALUE
SHARES/$ PAR                                     (NOTE 1)
------------                                     --------

 PREFERRED STOCKS AND SECURITIES (CONTINUED)
   FIXED RATE PREFERRED STOCKS AND SECURITIES (CONTINUED)
         UTILITIES (CONTINUED)
     2,493   Potomac Electric Power Company,
               $2.44 Pfd., Series 1957 .....  $     98,523*
       570   PSI Energy, Inc.,
               4.32% Pfd. ..................         9,502*
             Public Service Enterprise Group,
               Inc.:
    53,500     Enterprise Capital Trust I,
               7.44% TOPrS, Series A .......     1,153,995
    14,020     Public Service Electric &
               Gas Company,
               5.28% Pfd., Series E ........     1,113,328*
             Puget Sound Energy, Inc.:
   125,300     7.45% Pfd., Series II .......     3,277,848*
    21,754     7.75% Sinking Fund Pfd. .....     2,275,577*
             Reliant Energy, Inc.:
    45,000     HL&P Capital Trust I,
               8.125% QUIPS ................     1,090,800
    55,982     REI Trust I,
               7.20% TOPrS, Series C .......     1,216,769
 $3,750,000    Houston Light & Power,
               Capital Trust II,
               8.257%, 2/1/37
               Capital Security,
               Series B ....................     3,526,613
             Rochester Gas &
               Electric Corporation:
     5,060     4.10% Pfd., Series J ........       320,728*
     4,030     4.75% Pfd., Series I ........       295,923*
             Sempra Energy:
     3,090     Pacific Enterprises,
               $4.50 Pfd. ..................       213,349*
             South Carolina Electric &
               Gas Company:
    14,753     5.125% Purchase Fund Pfd. ...       622,355*
     7,541     6.00% Purchase Fund Pfd. ....       369,283*
             Southern Union Company:
    64,900     Southern Union Financing I,
               9.48% TOPrS .................     1,615,361

                                                  VALUE
SHARES/$ PAR                                     (NOTE 1)
------------                                     --------

     6,050   TransCanada PipeLines Ltd.,
               8.25% .......................  $    145,714
        10   TXU Corporation,
               7.24% Pfd., Series B ........     1,051,294*
             Union Electric Power Company:
     3,000     $7.64 Pfd. ..................       314,040*
$4,700,000     7.69% 12/15/36 Capital Security,
               Series A ....................     4,296,693
             Virginia Electric & Power Company:
     1,665     $4.04 Pfd. ..................       104,404*
     2,270     $4.20 Pfd. ..................       147,970*
     1,573     $4.80 Pfd. ..................       117,181*
             XCEL Energy, Inc.:
     2,480     $4.10 Pfd., Series C ........       160,555*
    12,510     $4.11 Pfd., Series D ........       811,899*
     2,660     $4.16 Pfd., Series E ........       174,735*
    91,500     PSCO Capital Trust I,
               7.60% TOPrS .................     2,162,603
    35,000     Southwestern Public Service
               Capital I,
               7.85%, Series A .............       835,625
                                              ------------
             TOTAL UTILITIES FIXED RATE
              PREFERRED STOCKS
              AND SECURITIES ...............    59,465,934
                                              ------------
             TOTAL FIXED RATE
              PREFERRED STOCKS
              AND SECURITIES ...............   163,930,569
                                              ------------
             TOTAL PREFERRED STOCKS
              AND SECURITIES
              (Cost $187,222,439) ..........   184,517,589
                                              ------------
COMMON STOCKS-- 0.3% (Cost $561,856)
  UTILITIES -- 0.3%
    27,500   Wisconsin Energy Corporation ..       587,813*
                                              ------------
COMMERCIAL PAPER-- 0.7% (Cost $1,311,000)
$1,311,000   General Electric
               Capital Corporation,
               6.54%, due 12/01/00 .........     1,311,000
                                              ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Preferred Income Opportunity Fund Incorporated
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2000
----------------------------------------------

                                                  VALUE
SHARES/$ PAR                                     (NOTE 1)
------------                                     --------

OPTIONS CONTRACTS-- 0.3% (Cost $1,873,275)
     1,220   Put Options on U.S. Treasury
               Bond March Futures,
               expiring 2/17/01(DAGGER) ....  $    633,829
                                              ------------
TOTAL INVESTMENTS (Cost $190,968,570**) 98.6%  187,050,231
OTHER ASSETS AND LIABILITIES (Net) ...   1.4     2,616,047
                                       -----  ------------
NET ASSETS ........................... 100.0% $189,666,278
                                       =====  ============

----------------------
       * Securities eligible for the Dividends Received Deduction.
      ** Aggregate cost for federal tax purposes is $190,147,704.
     *** Securities exempt from  registration  under Rule 144A of the Securities
         Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
(DAGGER) Non-income producing.

ABBREVIATIONS (Note 6):
QUIDS   --  Quarterly Income Debt Securities
QUIPS   --  Quarterly Income Preferred Securities
REIT    --  Real Estate Investment Trust
STOPS   --  Semi-Annual Trust Originated  Pass Through Securities
TIPS    --  Trust Issued Preferred Securities
TOPrS   --  Trust Originated Preferred Securities

Capital Securities are considered debt instruments for financial statement purposes and the amounts shown in the Shares/$ Par column are dollar amounts of par value.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  Preferred Income Opportunity Fund Incorporated
                                             STATEMENT OF ASSETS AND LIABILITIES
                                                               NOVEMBER 30, 2000
                                  ----------------------------------------------


ASSETS:
   Investments, at value (Cost $190,968,570) (Note 1)
     See accompanying schedule .................................                 $187,050,231
   Receivable for investments sold .............................                    2,129,670
   Dividends and interest receivable ...........................                    2,269,643
   Prepaid expenses ............................................                       30,768
                                                                                 ------------
           Total Assets ........................................                  191,480,312
LIABILITIES:
   Payable for securities purchased ............................   $ 1,474,820
   Dividends payable to Common Shareholders ....................       148,460
   Investment advisory fee payable (Note 2) ....................        87,552
   Professional fees payable ...................................        45,062
   Accrued expenses and other payables .........................        58,140
                                                                   -----------
           Total Liabilities ...................................                    1,814,034
                                                                                 ------------
NET ASSETS .....................................................                 $189,666,278
                                                                                 ============
NET ASSETS consist of:
   Undistributed net investment income (Note 1) ................                   $  530,706
   Accumulated net realized loss on investments sold (Note 1) ..                   (5,820,851)
   Unrealized depreciation of investments (Note 3) .............                   (3,918,339)
   Par value of Common Stock ...................................                      111,513
   Paid-in capital in excess of par value of Common Stock ......                  128,763,249
   Money Market Cumulative Preferred(TRADE MARK) Stock (Note 5)                    70,000,000
                                                                                 ------------
           Total Net Assets                                                      $189,666,278
                                                                                 ============
                                                                   PER SHARE
                                                                   ---------
NET ASSETS AVAILABLE TO:
   Money Market Cumulative Preferred(TRADE MARK) Stock (700 shares
     outstanding) redemption value .............................   $100,000.00   $ 70,000,000
   Accumulated undeclared dividends on Money Market
     Cumulative Preferred(TRADE MARK) Stock (Note 9) ...........        852.91        597,036
                                                                   -----------   ------------
                                                                   $100,852.91     70,597,036
                                                                   ===========
   Common Stock (11,151,287 shares outstanding) ................        $10.68    119,069,242
                                                                        ======   ------------
TOTAL NET ASSETS ...............................................                 $189,666,278
                                                                                 ============


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Preferred Income Opportunity Fund Incorporated
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 2000
----------------------------------------------

INVESTMENT INCOME:
     Dividends .......................................................                $10,317,415
     Interest ........................................................                  4,716,378
                                                                                      -----------
          Total Investment Income ....................................                 15,033,793

EXPENSES:
     Investment advisory fee (Note 2) ................................   $1,068,757
     Administration fee (Note 2) .....................................      226,495
     Money Market Cumulative Preferred(TRADE MARK) broker commissions and
        Auction Agent fees ...........................................      177,917
     Insurance expense ...............................................       99,322
     Legal and audit fees ............................................       76,300
     Shareholder servicing agent fees and expenses (Note 2) ..........       66,237
     Directors' fees and expenses (Note 2) ...........................       57,777
     Custodian fees and expenses (Note 2) ............................       28,970
     Other ...........................................................       83,193
                                                                         ----------
          Total Expenses .............................................                  1,884,968
                                                                                      -----------

NET INVESTMENT INCOME ................................................                 13,148,825
                                                                                      -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   (Notes 1 and 3):
     Net realized loss on investments sold during the year                             (4,827,466)
     Change in net unrealized depreciation of investments
        during the year ..............................................                  1,120,006
                                                                                      -----------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS ......................                 (3,707,460)
                                                                                      -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .................                $ 9,441,365
                                                                                      ===========


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  Preferred Income Opportunity Fund Incorporated
                                              STATEMENT OF CHANGES IN NET ASSETS
                                  ----------------------------------------------


                                                                                YEAR ENDED          YEAR ENDED
                                                                             NOVEMBER 30, 2000   NOVEMBER 30, 1999
                                                                             -----------------   -----------------

INCREASE / (DECREASE)IN NET ASSETS
OPERATIONS:
     Net investment income .................................................   $ 13,148,825         $ 12,759,428
     Net realized gain (loss) on investments sold during the year ..........     (4,827,466)           3,462,885
     Change in net unrealized depreciation of investments during the
        year ...............................................................      1,120,006          (17,230,783)
                                                                               ------------         ------------
     Net increase (decrease) in net assets resulting from operations .......      9,441,365           (1,008,470)

DISTRIBUTIONS:
     Dividends paid from net investment income to Money Market
        Cumulative Preferred(TRADE MARK) Stock Shareholders (Note 5) .......     (3,834,261)          (2,149,987)
     Distributions paid from net realized capital gains to Money
        Market Cumulative Preferred(TRADE MARK) Stock Shareholders (Note 5)        (191,425)          (1,036,504)
     Dividends paid from net investment income to Common Stock
        Shareholders .......................................................    (10,096,152)         (10,745,348)
     Distributions paid from net realized capital gains to Common Stock
        Shareholders .......................................................     (4,712,758)          (6,689,804)
                                                                               ------------         ------------
     Total Distributions ...................................................    (18,834,596)         (20,621,643)
                                                                               ------------         ------------

NET DECREASE IN NET ASSETS FOR THE YEAR ....................................     (9,393,231)         (21,630,113)

NET ASSETS:
     Beginning of year .....................................................    199,059,509          220,689,622
                                                                               ------------         ------------
     End of year (including undistributed net investment income of
        $530,706 and $1,266,544, respectively) .............................   $189,666,278         $199,059,509
                                                                               ============         ============


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Preferred Income Opportunity Fund Incorporated
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
------------------------------------------------------

     Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.


                                                                                       YEAR ENDED NOVEMBER 30,
                                                                -----------------------------------------------------------------
                                                                  2000              1999              1998       1997      1996
                                                                --------          --------          --------   --------  --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year ..........................   $  11.50          $  13.50          $  13.53   $  12.91  $  12.35
                                                                --------          --------          --------   --------  --------
INVESTMENT OPERATIONS:
Net investment income. ......................................       1.18              1.14              1.14       1.10      1.16
Net realized and unrealized gain / (loss) on investments ....      (0.33)            (1.24)             0.17       0.87      0.53
                                                                --------          --------          --------   --------  --------
Total from investment operations. ...........................       0.85             (0.10)             1.31       1.97      1.69
                                                                --------          --------          --------   --------  --------
DISTRIBUTIONS:
Dividends paid from net investment income
  to MMP* Shareholders ......................................      (0.34)            (0.19)            (0.18)     (0.21)    (0.21)
Distributions paid from net realized capital gains
  to MMP* Shareholders. .....................................      (0.02)            (0.09)            (0.11)     (0.04)    (0.03)
Dividends paid from net investment income
  to Common Stock Shareholders. .............................      (0.91)            (0.96)            (0.89)     (0.92)    (0.87)
Distributions paid from net realized capital gains
  to Common Stock Shareholders. .............................      (0.42)            (0.60)            (0.18)     (0.16)       --
Change in accumulated undeclared dividends on MMP*. .........       0.02 (DAGGER)    (0.06)(DAGGER)     0.02      (0.02)    (0.02)
                                                                --------          --------          --------   --------  --------
Total distributions .........................................      (1.67)            (1.90)            (1.34)     (1.35)    (1.13)
                                                                --------          --------          --------   --------  --------
Net asset value, end of year. ...............................   $  10.68 (DAGGER) $  11.50 (DAGGER) $  13.50   $  13.53  $  12.91
                                                                ========          ========          ========   ========  ========
Market value, end of year ...................................   $ 9.5625          $ 10.500          $ 12.875   $ 12.875  $ 12.000
                                                                ========          ========          ========   ========  ========
Total investment return based on net asset value** ..........      5.88%           (2.99)%             8.29%     14.44%    13.11%
                                                                ========          ========          ========   ========  ========
Total investment return based on market value** .............      3.80%           (7.12)%             8.53%     17.16%    15.42%
                                                                ========          ========          ========   ========  ========
RATIOS TO AVERAGE NET ASSETS AVAILABLE
  TO COMMON STOCK SHAREHOLDERS:
     Operating expenses. ....................................       1.59%             1.53%             1.45%      1.48%     1.71%
     Net investment income*** ...............................       7.93%             6.81%             6.37%      6.44%     7.36%

----------------------------------
SUPPLEMENTAL DATA:(DAGGER)(DAGGER)
     Portfolio turnover rate. ...............................         67%               64%               87%        74%       87%
     Net assets, end of period (in 000's) . .................   $189,666          $199,060          $220,690   $221,230  $214,195
     Ratio of operating expenses to Total Average Net Assets        1.00%             1.01%             0.99%      1.00%     1.13%


               *  Money Market Cumulative Preferred(TRADE MARK) Stock.
              ** Assumes reinvestment of distributions at the price obtained by the Fund's Dividend Reinvestment Plan.
             *** The net investment income ratios reflect income net of operating expenses and payments to MMP* Shareholders.
        (DAGGER) Includes effect of additional distribution available to MMP* Shareholders ($0.04 per Common Share in 2000 and $0.05 per Common Share in 1999). (See Note 5 to the Financial Statements.)
(DAGGER)(DAGGER)  Information presented under heading Supplemental Data includes
                  MMP*.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  Preferred Income Opportunity Fund Incorporated
                                                FINANCIAL HIGHLIGHTS (CONTINUED)
                                  ----------------------------------------------
      The table below sets out information with respect to Money Market Cumulative Preferred(TRADE MARK) Stock currently outstanding.

                                          INVOLUNTARY           AVERAGE
                               ASSET      LIQUIDATING           MARKET
              TOTAL SHARES   COVERAGE     PREFERENCE             VALUE
               OUTSTANDING   PER SHARE   PER SHARE (1)    PER SHARE (1) & (2)
              ------------   ---------   -------------    -------------------
11/30/00           700        $270,952      $100,000           $100,000
11/30/99           700         284,371       100,000            100,000
11/30/98           700         315,271       100,000            100,000
11/30/97           700         316,044       100,000            100,000
11/30/96           700         305,992       100,000            100,000


-------------
(1) Excludes accumulated undeclared dividends.
(2) See Note 5.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Preferred Income Opportunity Fund Incorporated
NOTES TO FINANCIAL STATEMENTS
----------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES

     Preferred Income Opportunity Fund Incorporated (the "Fund") is a diversified, closed-end management investment company organized as a Maryland corporation and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

     PORTFOLIO  VALUATION:  The net asset  value of the Fund's  Common  Stock is determined by the Fund's administrator no less frequently than on the last business day of each week and month. It is determined by dividing the value of the Fund's net assets attributable to common shares by the number of shares of Common Stock outstanding. The value of the Fund's net assets attributable to common shares is deemed to equal the value of the Fund's total assets less (i) the Fund's liabilities, (ii) the aggregate liquidation value of the outstanding Money Market Cumulative Preferred(TRADE MARK) Stock and (iii) accumulated and unpaid dividends on the outstanding Money Market Cumulative Preferred(TRADE
MARK) Stock. Securities listed on a national securities exchange are valued on the basis of the last sale on such exchange on the day of valuation. In the absence of sales of listed securities and with respect to securities for which the most recent sale prices are not deemed to represent fair market value and unlisted securities (other than money market instruments), securities are valued at the mean between the closing bid and asked prices when quoted prices for investments are readily available. Investments in over-the-counter derivative instruments, such as interest rate swaps and options thereon (i.e., "swaptions") are valued at the prices obtained from the broker/dealer or bank that is the counterparty to such instrument, subject to comparison of such valuation with a valuation obtained from a broker/dealer or bank that is not a counterparty to the particular derivative instrument. Investments for which market quotations are not readily available or for which management determines that the prices are not reflective of current market conditions are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are comparable in quality, maturity and type. Investments in money market instruments, which mature in 60 days or less, are valued at amortized cost.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis.

     In November 2000, a revised AICPA Audit and Accounting Guide, AUDITS OF INVESTMENT COMPANIES, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on bonds and notes. Upon initial adoption, the Fund will be required to adjust the cost of its bonds and notes by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the

--------------------------------------------------------------------------------
                                  Preferred Income Opportunity Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                  ----------------------------------------------

Statement of Operations. The Fund has not at this time undertaken to quantify the impact, if any, resulting from the adoption of this principle on the financial statements.

     OPTION ACCOUNTING PRINCIPLES: Upon the purchase of an option by the Fund, the total purchase price paid is recorded as an investment. The market valuation is determined as set forth in the preceding portfolio valuation paragraph. When the Fund enters into a closing sale transaction, the Fund will record a gain or loss depending on the difference between the purchase and sale price. The risks associated with purchasing options and the maximum loss the Fund would incur are limited to the purchase price originally paid.

     REPURCHASE AGREEMENTS: The Fund may engage in repurchase agreement transactions. The Fund's Investment Adviser reviews and approves the eligibility of the banks and dealers with which the Fund enters into repurchase agreement transactions. The value of the collateral underlying such transactions is at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral through its custodian and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund expects to declare dividends on a monthly basis to shareholders of Common Stock. The shareholders of Money Market Cumulative Preferred(TRADE MARK) Stock are entitled to receive cumulative cash dividends as declared by the Fund's Board of Directors. Distributions to shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to shareholders at least annually. Any net realized long-term capital gains may be distributed to shareholders at least annually or may be retained by the Fund as determined by the Fund's Board of Directors. Capital gains retained by the Fund are subject to tax at the corporate tax rate. Subject to the Fund qualifying as a regulated investment company, any taxes paid by the Fund on such net realized long-term gains may be used by the Fund's Shareholders as a credit against their own tax liabilities.

     FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no Federal income tax provision is required.

     Income and capital gain distributions are determined and characterized in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportional allocation of income and gains to all classes of Shareholders.

--------------------------------------------------------------------------------
Preferred Income Opportunity Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
----------------------------------------------

     The Internal Revenue Code of 1986, as amended, imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and its capital gains (both long term and short term) for its fiscal year and (2) certain undistributed amounts from previous years.

     OTHER: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY FEE, DIRECTORS' FEES, ADMINISTRATION FEE AND TRANSFER AGENT FEE

     Flaherty & Crumrine Incorporated (the "Adviser") serves as the Fund's Investment Adviser. The Fund pays the Adviser a monthly fee at an annual rate of 0.625% of the value of the Fund's average monthly net assets up to $100 million and 0.50% of the value of the Fund's average monthly net assets in excess of $100 million.

     The Fund currently pays each Director who is not a director, officer or employee of the Adviser a fee of $9,000 per annum, plus $500 for each in-person meeting of the Board of Directors or any committee and $100 for each telephone meeting. In addition, the Fund will reimburse all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

     PFPC Inc. (formerly known as First Data Investor Services Group, Inc.), a member of the PNC Financial Services Group (formerly known as PNC Bank Corp.), serves as the Fund's Administrator and Transfer Agent. As Administrator, PFPC Inc. calculates the net asset value of the Fund's shares and generally assists in all aspects of the Fund's administration and operation. As compensation for PFPC Inc.'s services as Administrator, the Fund pays PFPC Inc. a monthly fee at an annual rate of 0.12% of the Fund's average monthly net assets. Boston Safe Deposit and Trust Company ("Boston Safe"), a wholly-owned subsidiary of Mellon Bank Corporation, serves as the Fund's Custodian. As compensation for Boston Safe's services as Custodian, the Fund pays Boston Safe a monthly fee at an annual rate of 0.01% of the Fund's average monthly net assets. PFPC Inc. also serves as the Fund's Common Stock servicing agent (transfer agent), dividend-paying agent and registrar, and as compensation for PFPC Inc.'s services as such, the Fund pays PFPC Inc. a fee at an annual rate of 0.02% of the Fund's average monthly net assets plus certain out-of-pocket expenses.

     Bankers Trust Corporate &Agency Services, a wholly-owned subsidiary of Deutsche Bank, AG ("Auction Agent"), serves as the Fund's Money Market Cumulative Preferred(TRADE MARK) Stock transfer agent, registrar, dividend disbursing agent and redemption agent.

3.   PURCHASES AND SALES OF SECURITIES

     Cost of purchases and proceeds from sales of securities for the year ended November 30, 2000, excluding short-term investments, aggregated $121,401,842 and $124,012,249, respectively.

--------------------------------------------------------------------------------
                                  Preferred Income Opportunity Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                  ----------------------------------------------

     At November 30, 2000 aggregate gross unrealized appreciation for all securities in which there is an excess of value over cost was $6,490,490 and aggregate gross unrealized depreciation for all securities in which there is an excess of cost over value was $10,408,829.

4.   COMMON STOCK

     At November 30, 2000, 240,000,000 shares of $0.01 par value Common Stock were authorized. There were no Common Stock transactions for the years ended November 30, 2000 and 1999.

5.   MONEY MARKET CUMULATIVE PREFERRED(TRADE MARK) STOCK

     The Fund's Articles of Incorporation authorize the issuance of up to10,000,000 shares of $0.01 par value preferred stock. The Money Market Cumulative Preferred(TRADE MARK) Stock is senior to the Common Stock and results in the financial leveraging of the Common Stock. Such leveraging tends to magnify both the risks and opportunities to Common Stock Shareholders. Dividends on shares of Money Market Cumulative Preferred(TRADE MARK) Stock are cumulative.

     The Fund is required to meet certain asset coverage tests with respect to the Money Market Cumulative Preferred(TRADE MARK) Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, Money Market Cumulative Preferred(TRADE
MARK) Stock at a redemption price of $100,000 per share plus an amount equal to the accumulated and unpaid dividends on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Fund's ability to pay dividends to Common Stock Shareholders and could lead to sales of portfolio securities at inopportune times.

     If the Fund allocates any net gains or income ineligible for the Dividends Received Deduction to shares of the Money Market Cumulative Preferred(TRADE
MARK) Stock, the Fund is required to make additional distributions to Money Market Cumulative Preferred(TRADE MARK) Stock Shareholders or to pay a higher dividend rate in amounts needed to provide a return, net of tax, equal to the return had such originally paid distributions been eligible for the Dividends Received Deduction. Net assets available to Money Market Cumulative Preferred(TRADE MARK) Stock at November 30, 2000 include an accrued additional distribution of $451,494. The amount subsequently declared and paid to the Money Market Cumulative Preferred(TRADE MARK) Shareholders for Fiscal 2000 was $457,345. (See Note 9 - "Subsequent Events".)

     Prior to November 30, 1999, additional distributions were not reported as available to Money Market Cumulative Preferred(TRADE MARK) Stock until declared by the Board of Directors. The amount of additional distributions payable for any year may be highly uncertain and will not be known until after a fiscal year has been completed.

     An auction of the Money Market Cumulative Preferred(TRADE MARK) Stock is generally held every 49 days. Existing shareholders may submit an order to hold, bid or sell such shares at par value on each auction date. Money Market Cumulative Preferred(TRADE MARK) Stock Shareholders may also trade shares in the secondary market between auction dates.

--------------------------------------------------------------------------------
Preferred Income Opportunity Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
----------------------------------------------

     At November 30, 2000, 700 shares of Money Market Cumulative Preferred(TRADE
MARK) Stock were outstanding at the annual rate of 4.99%. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. These rates may vary in a manner unrelated to the income received on the Fund's assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Stock Shareholders. While the Fund expects to structure its portfolio holdings and hedging transactions to lessen such risks to Common Stock Shareholders, there can be no assurance that such results will be attained.

6.   PORTFOLIO INVESTMENTS, CONCENTRATION AND INVESTMENT QUALITY

     The Fund invests primarily in adjustable and fixed rate preferred stocks and similar hybrid, i.e., fully taxable, preferred securities. Under normal market conditions, the Fund invests at least 25% of its assets in securities issued by utilities and may invest a significant portion of its assets, but less than 25% of its assets, in companies in the banking industry. The Fund's portfolio may therefore be subject to greater risk and market fluctuation than a portfolio of securities representing a broader range of investment alternatives. Because of the Fund's concentration of investments in the utility industry and significant holdings in the banking industry, the ability of the Fund to maintain its dividend and the value of the Fund's investments could be adversely affected by the possible inability of companies in these industries to pay dividends and interest on their securities and the ability of holders of securities of such companies to realize any value from the assets of the issuer upon liquidation or bankruptcy. The Fund may invest up to 15% of its assets at the time of purchase in securities rated below investment grade, provided that no such investment may be rated below both "Ba" by Moody's Investors Service, Inc. and "BB" by Standard & Poor's or judged to be comparable in quality at the time of purchase; however, any such securities must be issued by an issuer having an outstanding class of senior debt rated investment grade. The Fund may invest up to 15% of its assets in common stock. Under normal conditions, the Fund may invest up to 35% of its assets in debt securities. Certain of its investments in hybrid, i.e., fully taxable, preferred securities, such as TOPrS,TIPS, QUIPS, MIPS, QUIDS, QUICS, QIB's, STOPS, Capital Securities, and other similar or related investments, will be subject to the foregoing 35%
limitation to the extent that, in the opinion of the Fund's Adviser, such investments are deemed to be debt-like in key characteristics.

7.   SPECIAL INVESTMENT TECHNIQUES

     The Fund may employ certain investment techniques in accordance with its fundamental investment policies. These may include the use of when-issued and delayed delivery transactions. Securities purchased or sold on a when-issued or delayed delivery basis may be settled within 45 days after the date of the transaction. Such transactions may expose the Fund to credit and market valuation risk greater than that associated with regular trade settlement procedures. The Fund may also enter into transactions, in accordance with its fundamental investment policies, involving any or all of the following: lending of portfolio securities, short sales of securities, futures contracts, interest rate swaps, options on futures contracts, options on

--------------------------------------------------------------------------------
                                  Preferred Income Opportunity Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                  ----------------------------------------------

securities and options on interest rate swaps, i.e., swaptions. As in the case of when-issued securities, the use of over-the-counter derivatives, such as interest rate swaps and swaptions, may expose the Fund to greater credit, operations, and market value risk than is the case with regulated, exchange traded futures and options. With the exception of purchasing securities on a when-issued or delayed delivery basis or lending portfolio securities, these transactions are used for hedging or other appropriate risk-management purposes or, under certain other circumstances, to increase income. As of November 30, 2000, the Fund owned put options on U.S.Treasury bond futures contracts. No assurance can be given that such transactions will achieve their desired purposes or will result in an overall reduction of risk to the Fund.

8.   SIGNIFICANT SHAREHOLDERS

     At November 30, 2000, the Commerce Group, Inc. owned approximately 34.5% of the Fund's outstanding Common Stock, according to a Schedule 13D filing dated December 1, 2000.

9.   SUBSEQUENT EVENTS

     As a result of the income realized by the Fund that did not qualify for the Corporate Dividends Received Deduction ("DRD"), a portion of the distributions paid to the Fund's Money Market Cumulative Preferred(TRADE MARK) Stock Shareholders from January 1, 2000, through November 30, 2000, has been designated as being from non-DRD income, as required by Internal Revenue Service Ruling 89-81, with respect to the Internal Revenue Code of 1986, as amended. On December 18, 2000, the Fund declared an additional distribution of $457,345, payable December 21, 2000, to Money Market Cumulative Preferred(TRADE MARK) Stock Shareholders as required by the Fund's Articles Supplementary. (See Note 5.)

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Preferred Income Opportunity Fund Incorporated:

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Preferred Income Opportunity Fund Incorporated (the "Fund") at November 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
January 12, 2001

--------------------------------------------------------------------------------
                                  Preferred Income Opportunity Fund Incorporated
                                                     TAX INFORMATION (UNAUDITED)
                                  ----------------------------------------------


     Of the total distributions attributable to the fiscal year ended November 30, 2000, including the Additional Distribution to Money Market Cumulative Preferred(TRADE MARK) Stock Shareholders, 57.69% qualified for the Dividends Received Deduction for eligible corporate investors. (See Note 9.)

     For the calendar year ended December 31, 2000, 57.40% of all distributions paid to Common Stock Shareholders qualified for the Dividends Received Deduction for eligible corporate investors. Shareholders should refer to Form 1099 accompanying additional information and the information contained herein when preparing their tax returns to determine the appropriate tax characterization of the distributions they received from the Fund in calendar year 2000.

     At November 30, 2000, the Fund had accumulated realized capital losses of $6,221,654. These losses may be carried forward and offset against any future capital gains through the year 2008.

--------------------------------------------------------------------------------
Preferred Income Opportunity Fund Incorporated
ADDITIONAL INFORMATION (UNAUDITED)
----------------------------------------------

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), a shareholder whose Common Stock is registered in his own name will have all distributions reinvested automatically by PFPC Inc. as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") may be reinvested by the broker or nominee in additional shares under the Plan, but only if the service is provided by the broker or nominee, unless the shareholder elects to receive distributions in cash. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per share of the Fund's Common Stock is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then current market value. Otherwise, PFPC Inc. will buy shares of the Fund's Common Stock in the open market, on the New York Stock Exchange or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund's next distribution to holders of the Common Stock or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants' accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If PFPC Inc. commences purchases in the open market and the then current market price of the shares (plus any estimated brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, PFPC Inc. will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then current market value.

     Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to PFPC Inc.'s open market purchases in connection with the reinvestment of dividends or capital gains distributions. For the year ended November 30, 2000, $9,480 in brokerage commissions were incurred.

     The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the

--------------------------------------------------------------------------------
                                  Preferred Income Opportunity Fund Incorporated ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
                                  ----------------------------------------------

dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

     In addition to acquiring shares of Common Stock through the reinvestment of cash dividends and distributions, a shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred.

     A shareholder whose Common Stock is registered in his or her own name may terminate participation in the Plan at any time by notifying PFPC Inc. in writing, by completing the form on the back of the Plan account statement and forwarding it to PFPC Inc. or by calling PFPC Inc. directly. A termination will be effective immediately if notice is received by PFPC Inc. not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant's account in additional shares of the Fund. Upon termination and according to a participant's instructions, PFPC Inc. will either
(a) issue certificates for the whole shares credited to the shareholder's Plan account and a check representing any fractional shares or (b) sell the shares in the market. Shareholders who hold common stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.

     The  Plan  is  described  in  more  detail  in the  Fund's  Plan  brochure.
Information   concerning   the  Plan  may  be   obtained   from  PFPC  Inc.   at
1-800-331-1710.

DIRECTORS
   Martin Brody
   Donald F. Crumrine, CFA
   Robert T. Flaherty, CFA
   David Gale
   Morgan Gust
   Robert F. Wulf, CFA

OFFICERS
   Robert T. Flaherty, CFA
     Chairman of the Board
     and President
   Donald F. Crumrine, CFA
     Vice President
     and Secretary
   Robert M. Ettinger, CFA
     Vice President
   Peter C. Stimes, CFA
     Vice President
     and Treasurer

INVESTMENT ADVISER
   Flaherty & Crumrine Incorporated
   e-mail: flaherty@fin-mail.com

QUESTIONS CONCERNING YOUR SHARES OF PREFERRED
   INCOME OPPORTUNITY FUND?
   (BULLET) If your shares are held in a Brokerage Account, contact your Broker. (BULLET) If you have physical possession of your shares in certificate form, contact the Fund's Transfer Agent & Shareholder Servicing Agent --
               PFPC Inc.
               P.O. Box 1376
               Boston, MA  02104
               1-800-331-1710

THIS  REPORT  IS SENT TO  SHAREHOLDERS  OF  PREFERRED  INCOME  OPPORTUNITY  FUND
INCORPORATED FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

             [GRAPHIC OMITTED - PREFERRED INCOME OPPORTUNITY FUND]

                                     Annual
                                     Report

                                November 30, 2000

                        web site: www.preferredincome.com